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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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            OCTOBER 1, 2002                                    0-31267
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Date of Report (Date of earliest event reported)        Commission File Number
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                             IWT TESORO CORPORATION
             (Exact name of registrant as specified in its charter)

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           NEVADA                                            91-2048019
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 (State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification Number)
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                                  5 WICKS LANE
                            WILTON, CONNECTICUT 06897
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               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 858-9951
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              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Effective October 1, 2002, IWT Tesoro Corporation, a Nevada corporation, acquired all of the outstanding common stock of International Wholesale Tile, Inc. from three IWT shareholders. In exchange for the IWT stock, each of the three former IWT shareholders each received 3.0 million shares of Registrant's common stock, which represented, as of the effective date, 83% of the Registrant's outstanding common stock.

International Wholesale Tile, Inc. is a ceramic tile and marble wholesaler that supplies over 2,000 retail customers. IWT is a Florida corporation organized in May 1994 and currently operates from an 80,000 square foot facility in Palm City, Florida. IWT's customer base consists of retail flooring dealers, lumberyards, home centers, regional distributors, and national buying groups. IWT currently has approximately 65 employees with 15 salespeople currently servicing customers in the southeastern United States by cut orders and pallets. Customers outside this distribution area are serviced by purchasing full pallets and truckloads.

IWT expects to move to their new 146,000 square foot facility the first quarter of 2003, which will enable them to stock more product for future growth. IWT also hopes to increase their business with the home centers and with regional stocking distributors by expanding the Tesorotm line of products and by building the Tesorotm brand awareness. Through Ponca, IWT also intends to further grow by acquisitions or mergers with existing regional distributors, as well as by opening other distribution points in new targeted markets that will be serviced from their current location by increasing their sales force in those states.

ITEM 5.  OTHER EVENTS

Following the closing with International Wholesale Tile, Inc., the three former shareholders of IWT became directors of the Registrant. Below are the biographies for each of the new directors:

PAUL F. BOUCHER, 44, has been the President of IWT since April 1994 and in particular, focuses on IWT's operations.

FORREST JORDAN, 55, has served as the Vice President, Secretary and Treasurer of IWT since April of 1994. He also serves as IWT's sales manager.

GREY PERNA, 46, has been a Vice President of IWT since January of 1997. He also serves as IWT's marketing manager.

Henry J. Boucher, Jr., the Company's President, was also appointed Chief Executive Officer and Interim Chief Financial Officer.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Financial statements of business acquired.

         It is impracticable to provide the required financial statements at the time this Report is being filed. Such financial statements will be filed as an amendment to this Report within 60 days of the due date for filing this Report.

         (b) Pro forma financial information.

         It is impracticable to provide the required financial statements at the time this Report is being filed. Such financial statements will be filed as an amendment to this Report within 60 days of the due date for filing this Report.

(c )
3.1      Articles of Incorporation(1)
3.1.1 Articles of Amendment to Articles of Incorporation dated September 23, 2002.(3)
3.2      Bylaws(1)
3.3      Specimen Stock Certificate(1)
10.1     Agreement with Peter Goss(1)
10.2     Shareholders Agreement(1)
10.3     2001 Ponca Acquisition Corporation Stock Incentive Plan.(2)
10.4 Employment Agreement between Ponca Acquisition Corporation and Henry Jr. Boucher, Jr. dated as of December 29, 2002.(2)
10.5 Memorandum of Understanding between Ponca Acquisition Corporation and the shareholders of International Wholesale Tile, Inc.(2)
10.6 Form of Stock Purchase Agreement among the Shareholders of International Wholesale Tile, Inc., and IWT Tesoro Corporation, effective October 1, 2002.*
99.1     MRS' letter to the Securities and Exchange Commission.(4)

*Filed with this Form 8-K.

(1) Filed as an Exhibit to the Company"s Form 10-SB, filed with the Securities and Exchange Commission on August 7, 2000.

(2) Filed as an Exhibit to the Company"s Report on Form 8-K, filed with the Securities and Exchange Commission on September 11, 2002.

(3) Filed as an Exhibit to the Company's Report on Form 8-K, filed with the Securities and Exchange Commission on October 1, 2002.

(4) Filed as an Exhibit to the Company's Report on Form 8-K/A, filed with the Securities and Exchange Commission on October 8, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2002             PONCA ACQUISITION CORPORATION.


                                    /s/ Henry J. Boucher, Jr., President
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                                    By:  Henry J. Boucher, Jr., President